                                **PRESS RELEASE**


Contacts:
Carroll E. Amos
Greater Atlantic Financial Corp.
President and Chief Executive Officer
(703) 391-1300

Edmund T. Leonard
BV Financial, Inc.
Chairman of the Board and Chief Financial Officer
(410) 547-1088

        GREATER ATLANTIC BANK COMPLETES SALE OF ITS PASADENA, MARYLAND,
               BRANCH OFFICE TO BAY-VANGUARD FEDERAL SAVINGS BANK

         Reston, Virginia and Baltimore, Maryland; August 24, 2007. Greater Atlantic Financial Corp. ("GAFC") (Pink Sheets: "GAFC.PK") and BV Financial, Inc. (OTCBB: BVFL) announced today that Greater Atlantic Bank, the wholly-owned subsidiary of GAFC, has completed the sale of its branch office located at 8070 Ritchie Highway, Pasadena, Maryland to Bay-Vanguard Federal Savings Bank, the wholly-owned subsidiary of BV Financial. Pursuant to the terms of the Purchase and Assumption Agreement, dated as of April 12, 2007, Bay-Vanguard Federal paid an 8.5% premium on the balance of deposits assumed at closing. As of the closing date, the deposits at the Pasadena branch office on which the deposit premium applied totaled approximately $52.0 million. Bay-Vanguard Federal did not acquire any loans as part of the transaction.

         The sale of the Pasadena branch office was a condition to the completion of the pending merger of GAFC with and into Summit Financial Group, Inc. (Nasdaq Capital Market: "SMMF").

ABOUT THE COMPANIES

         Greater Atlantic Financial Corp. conducts its business operations through its wholly- owned subsidiary, Greater Atlantic Bank. Greater Atlantic Bank offers traditional banking services to customers through five branches located in Rockville, Maryland and Front Royal, New Market, Reston and South Riding, Virginia.

         BV Financial, Inc. is the parent company of Bay-Vanguard Federal. Bay-Vanguard Federal is headquartered in Baltimore, Maryland, with four other banking offices in the Baltimore metropolitan area. Bay-Vanguard Federal is a full-service, community-oriented financial institution dedicated to serving the financial service needs of consumers and businesses within its market area.

PRIVATE SECURITIES LITIGATION REFORM ACT SAFE HARBOR STATEMENT

         This press release contains forward-looking statements within the meaning of the federal securities laws. These statements are not historical facts, but statements based on GAFC and BV Financial's current expectations regarding their business strategies and their intended results and their future performance. Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.

         Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to GAFC or BV Financial's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government, that would have a material adverse effect on GAFC or BV Financial's financial condition or results of operations, or both; legislative and regulatory changes that would have a material adverse effect on GAFC or BV Financial's financial condition or results of operations, or both; and other factors disclosed periodically in GAFC or BV Financial's filings with the Securities and Exchange Commission.

         Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by GAFC or BV Financial or on its behalf. GAFC or BV Financial assumes no obligation to update any forward-looking statements.

OTHER INFORMATION

         Summit Financial Group, Inc. will file a registration statement containing a prospectus-proxy statement that will be sent to shareholders of Greater Atlantic Financial Corp., and other relevant documents concerning the proposed merger, with the SEC. WE URGE SHAREHOLDERS TO READ THE PROSPECTUS-PROXY STATEMENT TO BE SENT TO THEM, AND ANY OTHER RELEVANT DOCUMENTS FILED BY SUMMIT FINANCIAL GROUP, INC. AND GAFC WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

         Investors are able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents that Summit Financial Group, Inc. files with the SEC are available free of charge from Summit Financial Group, Inc., 300 North Main Street, P.O. Box 179, Moorefield, West Virginia 26836. Documents that Greater Atlantic Financial Corp. files with the SEC are available free of charge from GAFC, 10700 Parkridge Boulevard, Suite P50, Reston, Virginia 20191.

         The directors, executive officers, and certain other members of management of GAFC may be deemed to be soliciting proxies in favor of the proposed merger from the shareholders of GAFC. For information about these directors, executive officers, and other members of management, shareholders should refer to the most recent proxy statement that GAFC has filed with the SEC, which is available on the SEC's web site or at GAFC's address set forth in the preceding paragraph.